EXHIBIT 10.1	CONVERSION AND SETTLEMENT AGREEMENT

CONVERSION AND SETTLEMENT AGREEMENT

THIS CONVERSION AND SETTLEMENT AGREEMENT (this “Agreement”) is dated February 8, 2017, by and between NANOVIRICIDES, INC. a Nevada corporation (the “Company”), and [_________________] (the “Holder”), collectively the “Parties”, and each individually, a “Party”).

RECITALS

WHEREAS, on or about February 1, 2013, the Company issued a 8% Coupon Series B Convertible Debenture (the “Debenture”) in favor of the Holder in the original principal amount of __________ Million Dollars ($_,000,000.00).

WHEREAS, as a mutual accommodation, the Company and the Holder, in their sole and absolute discretion, have elected to convert the principal amount outstanding under the Debentures, together with any and all accrued but unpaid interest thereon (the “Indebtedness”), into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) in accordance with the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the terms herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the “Parties” agree as follows:

1.       Conversion of the Indebtedness.

(a)       Conversion of Indebtedness into Common Stock. Subject to the terms and conditions hereof, the Holder hereby agrees to convert the Indebtedness into shares of Common Stock (the “Conversion Shares”), the maturity date of the Debentures, at a conversion price per share equal to the lesser of: (x) the average of the highest and the lowest closing bid price of the Common Stock on its trading market for any trading day in the calendar year ending December 31, 2016; or (y) the VWAP for the period commencing December 15, 2016 and ending January 30, 2017. For purposes of this section, “VWAP” means the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a trading market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the trading market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the Common Stock is then quoted on either the OTCQB or OTCQX, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported in the “Pink Sheets” published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Company. The Company’s common stock is currently listed on the NYSE MKT with the stock symbol “NNVC”.

(b)       Issuance of Holder’s Conversion Shares. As soon as practical following the conversion under Section 1(a) hereof, the Company shall deliver a certificate or certificates issued in the name of the Holder, in such denominations as requested by the Holder, for the Holder’s Conversion Shares. Such certificate(s) may bear a legend indicating that the issuance thereof has not been registered under the Securities Act of 1933 and applicable state securities laws, as more fully set forth in Section 6(l)(i) hereof.

(c)       Waiver by Holder. The Holder hereby agrees that upon delivery of Holder’s Conversion Shares by the Company in accordance with provisions of this Agreement, Holder shall waive all of its rights under the Debentures, including, but not limited to, the right to receive previously unissued warrants, as well as any and all prepayment or redemption premiums and other conversion rights set forth in Sections3, 4, 5, 6, and 7 thereof.

(d)       Satisfaction and Release of Company. The Holder hereby further agrees that upon delivery of Holder’s Conversion Shares by the Company in accordance with the provisions of this Agreement, all amounts outstanding under the Debentures, including unpaid principal and any accrued interest or any other provisions of additional payments to the Holder, whether in cash, Common Stock or otherwise, will be fully satisfied and extinguished, and the Holder will remise, release and forever discharge the Company and its respective directors, officers, employees, successors, solicitors, agents and assigns from any and all obligations relating to the Debentures and any prior or related obligation or agreement.

2.       Confirmation and Acknowledgement of Indebtedness. As of the date hereof, the Company hereby (a) confirms and acknowledges to the Holder that it is validly and justly indebted to the Holder for the payment of Indebtedness without offset, defense, cause of action, demand or counterclaim of any kind or nature whatsoever, and (b) reaffirms and admits the validity and enforceability of the Note.

3.       Note Still in Force. As of the date hereof, the Company hereby ratifies and affirms in its entirety the Note and the Indebtedness.

4.       Representations and Warranties of the Company. The Company hereby represents and warrants to the Holder that:

i.       the execution, delivery and performance by the Company of this Agreement (A) has been duly authorized by all necessary corporate or other organizational action of the Company and (B) does not (x) contravene or violate any of the organizational or constitutive documents of the Company or (y) contravene or violate any contractual restriction, law or governmental regulation or court decree or order binding or affecting the Company;

ii.       this Agreement constitutes, upon its execution and delivery, the legal, valid and binding obligations of the Company enforceable against the Company in accordance with its respective terms; and

iii.       as of the date hereof, to the Company’s knowledge, no default exists, and no event, which upon notice, lapse of time or both, would constitute a default exists.

5.       Representations And Warranties Of the Holder. The Holder agrees, represents and warrants to the Company that:

a.       Organization and Qualification. If an entity, the Holder is duly incorporated, organized or otherwise formed, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, organized or otherwise formed.

b.       Authorization. If an entity: (i) the Holder has the requisite corporate or other requisite power and authority to enter into and to perform its obligations under this Agreement and to consummate the transactions contemplated hereby in accordance with the terms hereof; and (ii) the execution, delivery and performance of this Agreement by the Holder and the consummation by it of the transactions contemplated hereby have been duly authorized by the Holder’s Board of Directors or other governing body and no further consent or authorization of the Holder, its Board of Directors or its shareholders, members or other interest holders is required.

c.       Enforcement. This Agreement has been duly executed by the Holder and constitutes a legal, valid and binding obligation of the Holder enforceable against the Holder in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity.

d.       Consents. The Holder is not required to give any notice to, make any filing, application or registration with, obtain any authorization, consent, order or approval of or obtain any waiver from any person or entity in order to execute and deliver this Agreement or to consummate the transactions contemplated hereby.

e.       Non-contravention. Neither the execution and the delivery by the Holder of this Agreement, nor the consummation by the Holder of the transactions contemplated hereby, will (a) violate any law, rule, injunction, or judgment of any governmental agency or court to which the Holder is subject or any provision of its charter, bylaws, trust agreement, or other governing documents or (b) conflict with, result in a breach of, or constitute a default under, any agreement, contract, lease, license, instrument, or other arrangement to which the Holder is a party or by which the Holder is bound or to which any of its assets is subject.

f.       Investment Purpose. The Holder is purchasing the Conversion Shares for its own account and not with a present view toward the public sale or distribution thereof.

g.       Accredited Holder Status. The Holder is an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The Holder hereby represents and warrants that, either by reason of the Holder’s business or financial experience or the business or financial experience of the Holder’s advisors (including, but not limited to, a “purchaser representative” (as defined in Rule 501(h) promulgated under Regulation D), attorney and/or an accountant each as engaged by the Holder at its sole risk and expense) the Holder (i) has the capacity to protect its own interests in connection with the transaction contemplated hereby and/or (ii) the Holder has prior investment experience, including investments in securities of privately-held companies or companies whose securities are not listed, registered, quoted and/or traded on a national securities exchange, to the extent necessary, the Holder has retained, at its sole risk and expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Conversion Shares hereunder; if an entity, the Holder was not formed for the sole purpose of purchasing the Conversion Shares.

h.       Reliance on Exemptions. The Holder agrees, acknowledges and understands that the Conversion Shares (the “Securities”) are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and applicable state securities or “blue sky” laws and that the Company and its counsel are relying upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, covenants, agreements, acknowledgments and understandings of the Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Holder to acquire the Securities.

i.       Transfer or Resale. The Holder agrees, acknowledges and understands that:

i.       the Conversion Shares have not been and, except as set forth herein, are not being registered under the Securities Act or any applicable state securities or “blue sky” laws. Consequently, the Holder may have to bear the risk of holding the Conversion Shares for an indefinite period of time because the Conversion Shares may not be transferred unless: (A) the resale of the Conversion Shares is registered pursuant to an effective registration statement under the Securities Act; (B) the Holder has delivered to the Company an opinion of counsel reasonably acceptable to the Company and its counsel (in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Conversion Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (C) the Conversion Shares are sold or transferred pursuant to Rule 144 promulgated under the Securities Act (“Rule 144”);

ii.       any sale of the Conversion Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and, if Rule 144 is not applicable, any resale of the Conversion Shares under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Securities and Exchange Commission (the “Commission”) promulgated thereunder; and

iii.       except as set forth herein, neither the Company nor any other person is under any obligation to register the Conversion Shares under the Securities Act or any state securities or “blue sky” laws or to comply with the terms and conditions of any exemption thereunder.

j.       Legends. The Holder agrees, acknowledges and understands that the certificates representing the Conversion Shares will bear restrictive legends in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Conversion Shares):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES OR “BLUE SKY” LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

k.       Residency. The Holder is a resident of the jurisdiction set forth immediately below the Holder’s name on the signature pages hereto.

l.       Not a Registered Representative. The Holder agrees, acknowledges and understands that if it is a Registered Representative of a FINRA member firm, he or she must give such firm the notice required by FINRA’s Rules of Fair Practice, receipt of which must be acknowledged by such firm.

m.       No Brokers. The Holder has not engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Holder hereby agrees to indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any such person or firm acting on behalf of the Holder hereunder.

n.       Reliance on Representations. The Holder agrees, acknowledges and understands that the Company and its counsel, are entitled to rely on the representations, warranties and covenants made by the Holder herein.

6.       Approvals. This Agreement is subject to and the issuance of the Conversion Shares is contingent upon the Approval of this agreement and the transactions contemplated herein by a majority of the Company’s independent members of the Board of Directors.

7.       Miscellaneous.

(a)       Successors and Assigns. This Agreement is binding upon, and inures to the benefit of, the Company and the Holder and their respective successors and permitted assigns. This Agreement may not be assigned by the Company without the prior written consent of the Holder.

(b)       Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. Each counterpart may be delivered by email (as a .pdf attachment) or facsimile transmission, and an emailed or faxed signature shall have the same force and effect as an original signature.

(c)       Entire Agreement. This Agreement embodies the entire understanding and agreement between the Parties with respect to the subject matter hereof and thereof, and supersedes all prior agreements, understandings and inducements, whether express or implied, oral or written, in regard to the subject matter hereof or thereof.

(d) No Duress; Jointly Drafted. The Company and the Holder are each represented by counsel of their respective choice, are fully aware of the terms contained in this Agreement, and have voluntarily and without coercion or duress of any kind entered into this Agreement. This Agreement shall be deemed to be jointly drafted, and no provision of it shall be interpreted or construed for or against any Party because such Party purportedly prepared or requested such provision, any other provision, or this Agreement as a whole.

(e)       Governing Law. This Agreement shall be governed by, and shall be construed and enforced in accordance with, the law of the State of Nevada and shall be governed and interpreted on the same basis as the Note.

(f)       Severability. If any provision of this Agreement shall be declared or determined by any court to be invalid, illegal or unenforceable, the remainder of the provisions shall remain in full force and effect and shall in no way be affected or impaired thereby.

(g)       Effectiveness. This Agreement shall become effective upon the execution of a counterpart hereof by each of the Parties and the delivery thereof to the Holder.

(h)       Third Party Beneficiary. This Agreement does not and is not intended to confer any rights or remedies upon any person other than the Parties.

(i)       Trial By Jury. Each of the Parties hereto irrevocably waives trial by jury in any action or proceeding with respect to this Agreement.

(j)       Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

(k)       No Fiduciary Relationship. No provision in this Agreement and no course of dealing between the Parties pursuant hereto have created, or shall be deemed to create, any fiduciary duty on the part of the Holder to any Credit Party.

(l)       Reversal of Payments. To the extent the Company makes a payment or payments to the Holder or exercises its right to setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or are repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, or otherwise, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

(m)       Further Assurances. The Company shall execute and deliver, or cause to be executed and delivered, such documents and do, or cause to be done, such other acts and things the Holder may at any time reasonably determine in its sole discretion to be necessary or desirable to further carry out or consummate the transaction contemplated by this Agreement.

(n)       Amendments; Cumulative Remedies. This Agreement may not be modified, amended or supplemented, and the terms and conditions of this Agreement may not be waived, except by a written agreement executed by each Party. No failure to exercise and no delay in exercising on the part of the Holder of any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of any right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges under the Note or provided by law.

(o)       Survival. All representations, warranties, covenants, agreements, undertakings, waivers and releases of the Holder contained herein shall be deemed to have been relied upon by the Company and shall survive the expiration or termination of this Agreement.

IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties as of the date first above written.

COMPANY: NANOVIRICIDES, INC. By: _______________________ Name: Title:	HOLDER: By: _______________________ Name: Title: